UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2026

INTERACTIVE STRENGTH INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41610	82-1432916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1005 Congress Avenue, Suite 925
Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 512 885-0035

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TRNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Incremental Warrant Exercise

As previously disclosed, on January 28, 2025, Interactive Strength Inc. (the "Company") entered into that certain securities purchase agreement (the “Purchase Agreement”) with an accredited investor (the “Investor”). Pursuant to the Purchase Agreement, among other securities sold as disclosed in the Current Report on Form 8-K filed on February 3, 2025 (the “February 2025 8-K”), as amended by a Current Report on Form 8-K/A filed on March 7, 2025 (the “March 2025 8-K/A”), the Company sold and the Investor agreed to purchase, Class B incremental warrants (the “Class B Incremental Warrants”) to purchase (a) senior secured convertible notes (the “Class B Incremental Notes”) in the aggregate principal amount of $20,000,000 and (b) warrants (the “Class B Incremental Common Warrants”) to purchase shares of the Company's common stock, par value $0.0001 per share (the "Common Stock"). The amount of Class B Incremental Common Warrant shares issuable upon exercise of Class B Incremental Warrants to purchase Class B Incremental Notes is based on the following formula: ((the principal amount being purchased multiplied by 110% =A) (A divided by the lower of ((i) 110% of the closing price of the Common Stock on the trading day prior to the Class B Incremental Warrant exercise date or (ii) the lowest conversion price of any outstanding Class B Incremental Note then in effect) = B) (B divided by 2 = C (the amount of Class B Incremental Common Warrant shares issuable)). The form of Class B Incremental Notes was amended in September 2025 as disclosed in the Current Report on Form 8-K filed on September 23, 2025 (the “September 2025 8-K”).

On July 21, 2026, the Investor elected to exercise Class B Incremental Warrants (the “Warrant Exercise”) to purchase a Class B Incremental Note for a principal amount of $2,000,000 (the “July 2026 Class B Incremental Note”) and, as a result, was issued Class B Incremental Common Warrants to purchase an aggregate of 305,810 shares of Common Stock (based on the July 20, 2026 closing price of $3.27).

Description of the July 2026 Class B Incremental Note

The maturity date of the July 2026 Class B Incremental Note issued pursuant to the Warrant Exercise is July 21, 2027 (the “Maturity Date”).

The July 2026 Class B Incremental Note is convertible (in whole or in part) at any time prior to the Maturity Date into the number of shares of Common Stock equal to (x) 110% of the sum of (i) the portion of the principal amount of the July 2026 Class B Incremental Note to be converted or redeemed, (ii) accrued and unpaid Interest with respect to such principal amount of the July 2026 Class B Incremental Note, (iii) the Make-Whole Amount (as defined in the July 2026 Class B Incremental Note), (iv) accrued and unpaid Late Charges (as defined in the July 2026 Class B Incremental Note) with respect to such principal amount of the Note, Make-Whole Amount and Interest, and (v) any other unpaid amounts pursuant to the transaction documents, if any, divided by (y) a conversion price of $3.597 per share, subject to adjustment as provided in the July 2026 Class B Incremental Note (such shares, the “July 2026 Class B Incremental Note Conversion Shares”).

The July 2026 Class B Incremental Note is also convertible (each, an “Alternate Conversion”) into shares of Common Stock at a conversion rate equal to the quotient of (x) the conversion amount, divided by (y) the Alternate Conversion Price (as defined below); provided, that if an event of default has occurred and is continuing, the July 2026 Class B Incremental Note is convertible at a conversion rate equal to the quotient of (x) 110% of the Conversion Amount, divided by (y) the Alternate Conversion Price. The “Alternate Conversion Price” means the lower of (i) the applicable conversion price as in effect on the date of the Alternate Conversion, and (ii) the greater of (A) 118%, or, if an event of default has occurred and is continuing, 85%, of the lowest VWAP of the Common Stock during the ten consecutive trading day period ending and including the trading day immediately preceding the delivery of the applicable conversion notice, and (B) a floor price of $0.6148.

Description of the Class B Incremental Common Warrants

The Class B Incremental Common Warrants are exercisable for shares of Common Stock at a price of $5.527 per share (the “Class B Incremental Common Warrant Exercise Price”). The Class B Incremental Common Warrants issued pursuant to the Warrant Exercise may be exercised during the period commencing July 21, 2026 and ending July 21, 2033. The Class B Incremental Common Warrant Exercise Price is subject to customary adjustments for stock dividends, stock splits, issuances of additional shares of Common Stock and the like.

Pursuant to the terms of the July 2026 Class B Incremental Note and the Class B Incremental Common Warrants, the Company shall not affect the conversion of any portion of the July 2026 Class B Incremental Note or exercise of the Class B Incremental Common Warrants, to the extent that after giving effect to such conversion or exercise, as applicable, the Investor would beneficially own in excess of 4.99% (or, at the option of the Investor, 9.99%) of the shares of Common Stock outstanding immediately after giving effect to such conversion.

The form of the Class B Incremental Warrant was filed as Exhibit 4.3 to the February 2025 8-K. The form of the July 2026 Class B Incremental Note was filed as Exhibit 4.1 to the September 2025 8-K. The Class B Incremental Common Warrants have substantially the same form as the warrants to purchase up to an aggregate of 6,743 shares of Common Stock (giving effect to the June 2025 reverse stock split and the February 2026 reverse stock split) issued by the Company on January 28, 2025 which was filed as Exhibit 4.1 to the March 2025 8-K/A.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Information set forth in Item 1.01 of this Current Report on Form 8-K with regard to the Class B Incremental Note is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

Information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The July 2026 Class B Incremental Note and the Class B Incremental Common Warrants were offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder or, in the event of an issuance of the July 2026 Class B Incremental Note Conversion Shares or the shares of Common Stock underlying the Class B Incremental Common Warrants on a cashless basis, pursuant to the exemption provided in Section 3(a)(9) under the Securities Act.

The Investor is an “accredited investor” as that term is defined in Rule 501 under the Securities Act. The securities described in this Current Report on Form 8-K have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements of the Securities Act. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Strength Inc.

Date:	July 24, 2026	By:	/s/ Caleb Morgret
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)